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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 18, 2002


                              VARI-L COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)



        COLORADO                    0-23866                     06-0678347
(State of Incorporation)        (Commission File             (IRS Employer ID
                                     Number)                      Number)


                               4895 Peoria Street
                             Denver, Colorado 80239
                    (Address of Principal Executive Offices)


                                 (303) 371-1560
                         (Registrant's Telephone Number,
                              including Area Code)



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ITEM 5.  OTHER EVENTS

         On March 27, 2002, Timothy M. Micun, Vice President of Sales and Marketing, announced his resignation effective July 31, 2002. The Company is currently interviewing qualified candidates to replace Mr. Micun.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 18, 2002                          VARI-L COMPANY, INC.



                                                By: /s/ Charles R. Bland
                                                   -----------------------------
                                                    Charles R. Bland
                                                    President and
                                                    Chief Executive Officer